$500,000,000

                                 TRIBUNE COMPANY

                           Medium-Term Notes, Series E
                   Due Nine Months or More from Date of Issue

                            Selling Agency Agreement


                                                              Chicago, Illinois
                                                               January 14, 1997


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Merrill Lynch World Headquarters
World Financial Center - North Tower
New York, New York  10281

Citicorp Securities, Inc.
399 Park Avenue
New York, New York  10043

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260

Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Dear Sirs:

         Tribune Company, a Delaware corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to the aggregate principal amount set forth in Schedule I hereto of its Medium-Term Notes, Series E Due Nine Months or More from Date of Issue (the "Notes"). The Notes will be issued under an indenture dated as of January 1, 1997 between the Company and Bank of Montreal Trust Company, as trustee (the "Trustee"), as supplemented to the date hereof and/or as modified from time to time by resolutions of the Board of Directors as provided in Section 3.01 thereof (the "Indenture"). The Notes will, unless otherwise specified, be issued in minimum denominations of $1,000 and in denominations exceeding such amount by integral multiples of $1,000, will be issued only in fully registered form and will have the maturities, annual interest rates, redemption provisions and other terms set forth in a supplement to the Prospectus (as hereinafter defined) referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and, in the case of Notes sold pursuant to
Section 2(a) hereof, the Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may only be amended by written agreement of the Company and the Agents after notice to, and with the approval of, the Trustee. For the purposes




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of this Agreement, the term "Agent" shall refer to any of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (collectively, the "Agents"), the term the "Purchaser" shall refer to any of you acting solely as principal pursuant to Section 2(b) and not as agent (collectively, the "Purchasers"), and the term "you" shall refer to you collectively whether at any time any of you is acting in both such capacities or in either such capacity. Nothing in this agreement shall preclude an Agent from purchasing Notes as a principal hereunder while acting as an Agent.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, the Agents that:

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth on Schedule I hereto), which has become effective, for the registration under the Act of the aggregate principal amount set forth in Schedule I hereto of debt securities including the Notes (the "Securities"). Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. In connection with the sale of Notes the Company has filed or transmitted for filing with the Commission, pursuant to Rule 424 under the Act, a supplement to the form of prospectus included in such registration statement relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement") and has previously advised the Agents of all further information (financial and other) with respect to the Company to be set forth therein. In connection with the sale of Notes, the Company will file with the Commission pursuant to Rule 424 under the Act further supplements to that supplement specifying the maturity dates, interest rates and other similar terms of any Notes sold pursuant thereto. Such registration statement, including the exhibits thereto, as amended to the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus, in the form included in the Registration Statement, as supplemented from time to time (including, without limitation, as supplemented by the Prospectus Supplement) is hereinafter called the "Prospectus". Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement or the date of the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any amendment to the Registration Statement filed with the Commission pursuant to the Act after the date of this Agreement, any supplement to the Prospectus filed with this Commission pursuant to Rule 424 under the Act after the date of this Agreement and the filing of any document under the Exchange Act after the date of this Agreement or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (b) (i) As of the date hereof, (ii) at the date of any acceptance by the Company of an offer to purchase Notes, (iii) at the time the Registration Statement became effective and when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), (iv) as of the date of any Terms Agreement (as defined by Section 2(b)), (v) when any supplement to the Prospectus is filed with the Commission and (vi) at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date"): (x) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules and regulations thereunder, (y) the Registration Statement, at the time the Registration Statement became effective and as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (z) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (x) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (y) the information contained in or omitted from the Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any of you specifically for use in the Registration Statement and the Prospectus.


                  (c) As of the date hereof, at the date of any acceptance by the Company of an offer to purchase Notes, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), as of the date of any Terms Agreement, when any supplement to the Prospectus is filed with the Commission and at a Closing Date:

                           (i) each of the Company and Chicago Tribune Company,
                  Sentinel Communications Company, Sun- Sentinel Company and Tribune Broadcasting Company (individually, a "Designated Subsidiary" and collectively, the "Designated Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified or licensed to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of the properties owned or leased or the nature of the activities conducted by such corporations, respectively, makes such qualifications or licensing necessary, and where the failure to be so qualified or licensed might materially adversely affect the financial condition, assets, operations or prospects of the Company and its subsidiaries considered as one enterprise;

                           (ii) all the outstanding shares of capital stock of
                  each Designated Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Designated Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances;

                          (iii) the Indenture has been duly authorized, executed
                  and delivered and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law)); the Indenture has been duly qualified under the Trust Indenture Act; and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditor's rights or by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture;

                          (iv) the financial statements of the Company and its
                  consolidated subsidiaries included or incorporated by reference in the Prospectus present fairly the financial position of the Company and such consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as stated therein, said financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis; the accountants who certified the financial statements included or incorporated by reference in the Prospectus are independent public accountants within the meaning of the Act and the rules and regulations of the Commission thereunder;

                          (v) to the best knowledge of the Company, there is no
                  pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the

                  Company or any of the Designated Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                          (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                          (vii) the Notes are rated "A3" by Moody's Investors
                  Services, Inc. and "A" by Standard & Poor's Corporation or such other ratings as the Company shall have notified the Agents pursuant to Section 4(m).

                          (viii) no consent, approval, authorization or order of
                  any court or governmental agency or body, domestic or foreign, is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be obtained under the blue sky laws of any jurisdiction in connection with the sale of the Notes as contemplated by this Agreement and such other approvals as have been obtained;

                          (ix) none of the execution of the Indenture, the
                  issuance and sale of the Notes, the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument to which the Company or any of the Designated Subsidiaries is a party or bound, or any order, decree, rule or regulation known to the Company to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries;

                          (x) The Company is not required to be registered under the Investment Company Act of 1940, as amended;

                          (xi) The Notes, when issued, authenticated and
                  delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted under the provisions of the Commodity Exchange Act.

         (d) The Company confirms as of the date hereof, and each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation, that the Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

         2. Appointment of Agent(s); Solicitation by the Agents of Offers to Purchase; Sales of Notes to a Purchaser. (a) Subject to the terms and conditions set forth herein and subject to the reservation by the Company of the right to sell Notes directly to purchasers on its own behalf or through other agents, dealers or underwriters on terms substantially identical to the terms contained herein, including the commission schedule set forth in Schedule I hereto, except in the case of sales pursuant to a Terms Agreement (as defined herein) the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

         On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented and in the Procedures.

         The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed. If the Company has instructed the Agents to suspend for any period of time the solicitation of offers to purchase the Notes and thereafter requests the Agents to resume the solicitation of offers to purchase the Notes, the Agents shall not be required to resume such solicitation
(i) earlier than the date five business days (or such fewer business days as shall be acceptable to each such Agent) after such request and(ii) unless each Agent shall have received prior to such resumption the documents referred to in Sections 4(i), (j) and (k) which the Agents had been entitled to receive (assuming that any required notices had been timely made) but which such Agents shall not have theretofore received.

         The Company agrees to pay each Agent a commission on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified on Schedule I hereto of the aggregate principal amount of the Notes so sold by the Company and such commission shall be payable as specified in the Procedures.

         Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent.

         (b) Subject to the terms and conditions stated herein, whenever the Company and one of you determines that the Company shall sell Notes directly to you as Purchaser, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating thereto between the Company and the Purchaser. Each such supplemental agreement (which (i) may be an oral agreement between the Purchaser and the Company or (ii) may take the form of an exchange of any standard form of written telecommunication between a Purchaser and the Company) is herein referred to as a "Terms Agreement." Each such Terms Agreement, if in writing, shall be substantially in the form of Exhibit B and, if oral, shall be confirmed in writing as soon as practicable after the agreement between the Purchaser and the Company, such confirmation to be substantially in the form of Exhibit B. The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Company for such Notes, the rate at which interest will be paid on the Notes, the Closing Date for such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company or its officers, and the letter from the Company's independent public accountants, pursuant to Section 6(b). Such Terms Agreement shall also specify the period of time referred to in Section 4(1).

         Delivery of the certificates for Notes sold to the Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser as set forth in the respective Terms Agreement, not later than the Closing Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due the Company for such Notes by the method and in the form set forth in the respective Terms Agreement.

         Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

         3. Offering and Sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

         4.  Agreements.  The Company agrees with you that:

         (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for a supplement relating to an offering of securities other than the Notes) unless the Company has previously furnished to each of you a copy for your review prior to filing. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission as required pursuant to Rule 424. The Company will promptly advise each of you (i) when each supplement to the Prospectus shall have been filed with the Commission pursuant to Rule 424, (ii) when any amendment of the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Registration Statement, as then amended, or the Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and (iii) supply any such amended or supplemented Prospectus to each of you in such quantities as you may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (f) of this Section 4 in connection with the preparation or filing of such amendment or supplement, are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

         (c) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements (which need not be audited) of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (d) The Company will furnish to each of you and your counsel, without charge, one signed and/or conformed copy of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective and, so long as delivery of a prospectus may be required by the Act, the Company will furnish to each of you as many copies of any preliminary Prospectus and the Prospectus and any amendments thereof and supplements thereto as you may reasonably request.

         (e) The Company will (i) arrange for the qualification of the Notes for sale under the laws of such jurisdictions as you and the Company may mutually agree, which agreement will not be unreasonably withheld, (ii) maintain such qualifications in effect so long as required for the distribution of the Notes, and (iii) arrange for the determination of the legality of the Notes for purchase by institutional investors; provided, however, that the Company shall not be required to effect or maintain any such qualification in any jurisdiction that would result in it having to execute or file a general consent to service of process under the laws of such jurisdiction or to qualify to do business as a foreign corporation in such jurisdiction.

         (f) The Company shall furnish to each of you such documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement, any preliminary Prospectus, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, any Terms Agreement, and the performance by the Company and each of you of your respective obligations hereunder and thereunder as the Company and each of you may from time to time and at any time prior to the termination of this Agreement reasonably request.

         (g) The Company shall, whether or not any sale of the Notes is consummated (including, without limitation, if such non-sale occurs through any termination pursuant to Section 9 hereof or any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof), (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing and delivery of the Registration Statement, any preliminary Prospectus, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in connection with Section 4(e), the fees and disbursements of the Trustee and the fees of any agency that rates the Notes and (ii) be responsible for the fees of your counsel incurred in connection with both this Agreement and the offering and sale of the Notes (up to an aggregate of $50,000).

         (h) Each acceptance by the Company of an offer to purchase Notes will be deemed to be (i) a representation and warranty to you that neither the Registration Statement nor the Prospectus, as then amended or supplemented, fails to reflect any facts or events which, individually or in the aggregate, represent a material change in the information set forth in the Registration Statement or the Prospectus, as then amended or supplemented and (ii) a reconfirmation of the representations and warranties of the Company in Sections 1(b) and (c).

         (i) Each time that the Registration Statement or the Prospectus is amended (including by the filing of any document incorporated by reference in the Registration Statement other than a current report on form 8-K which is reasonably deemed immaterial by all of the Agents) or supplemented (other than by an amendment or supplement relating solely to any offering of securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms offered on any Notes), the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company signed by the President or any Vice President and the principal financial or accounting officer of the Company, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form reasonably satisfactory to you, to the effect that the statements contained in the certificate that was last furnished to you pursuant to either Section 5(d) or this Section 4(i) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in
Section 5(d)
but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

         (j) Each time that the Registration Statement or the Prospectus is amended (including by the filing of any document incorporated by reference in the Registration Statement) or supplemented (other than by an amendment or supplement (i) relating solely to any offering of securities other than the Notes, (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms offered on any Notes or (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in the reasonable judgment of any of you, confirmed to the Company in writing, such financial statements or other information are of such a nature that an opinion of counsel should be furnished), the Company shall furnish or cause to be furnished promptly to each of you a written opinion of counsel of the Company satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in Section 5(b) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

         (k) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Prospectus, the Company, upon the written request of any Agent (except that no such request shall be required with respect to audited financial statements and related financial information included or incorporated by reference in the Company's Annual Reports on Form 10-K), shall cause Price Waterhouse LLP ("Price Waterhouse"), its independent public accountants, promptly to furnish to each of you a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter, provided that if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, Price Waterhouse may limit the scope of such letter, which shall be satisfactory in form to each of you, to the unaudited financial statements included in such amendment or supplement, unless any other information included or incorporated by reference therein of an accounting, financial or statistical nature is of such a nature that, in your reasonable judgment, such letter should cover such other information.

         (l) During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser(s) thereunder, issue or announce the proposed issuance of any of its debt securities, including Notes, with terms substantially similar to the Notes being purchased pursuant to such Terms Agreement.

         (m) The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and will furnish to each of you copies of such documents. In addition, if the Company makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you upon request the information contained in such announcement as soon as practicable after such announcement. The Company also will furnish to each of you upon request copies of all other press releases or announcements to the general public. The Company will immediately notify each of you of any downgrading in the rating of the Notes or any other debt securities of the Company, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 426(g) under the Act,) as soon as the Company learns of any such downgrading.

         5. Conditions to the Obligations of the Agent(s). The obligations of each Agent to solicit offers to purchase the Notes shall be subject to (i) the accuracy of the representations and warranties on the part of the Company contained herein as of (v) the date hereof, (w) the date of acceptance by the Company of an offer to purchase Notes, (x) the date of the effectiveness of any amendment to the Registration Statement (including the filing of any document incorporated by reference therein), (y) the date any supplement to the Prospectus is filed with the Commission and (z) each Closing Date, (ii) the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, (iii) the performance by the Company of its obligations hereunder and (iv) the following additional conditions precedent:

                  (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to each Agent the opinion of Sidley & Austin, counsel for the Company, dated the date hereof, to the effect that:

                      (i) each of the Company and the Designated Subsidiaries
                  has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                      (ii) all the outstanding shares of capital stock of each
                  Designated Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, to the knowledge of such Counsel, except as otherwise set forth in the Prospectus, all Outstanding shares of capital stock of the Designated Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries and are free and clear of any security interests, claims, liens or encumbrances;

                      (iii) the Notes and the Indenture conform in all material
                  respects to the description thereof contained in the Prospectus; the holders of outstanding shares of capital stock of the Company are not entitled to rights to subscribe for the Notes;

                      (iv) the Indenture has been duly authorized, executed and
                  delivered by the Company and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditor's rights or by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); the Indenture has been duly qualified under the Trust Indenture Act; and the Notes have been duly authorized and when executed and authenticated in accordance with the provisions of the Indenture and the procedures adopted by the Board of Directors of the Company and the Special Committee thereof and delivered to and paid for by the purchasers thereof in the manner provided in this Agreement, the Prospectus and any applicable Terms Agreement, will constitute legal, valid and binding obligations of the Company except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditor's rights or by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture;

                      (v) to the knowledge of such counsel, there is no pending
                  or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Designated Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or Other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and the statements included or incorporated in the Prospectus with respect to any such action, suit, proceeding, franchise, contract or other document fairly summarize the matters required to be disclosed or described;

                      (vi) the Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements, financial data, statistical data and supporting schedules included or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and, although such counsel has not independently verified, is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of statements contained in the Registration Statement, the Prospectus or any amendment thereof or supplement thereto, except as noted above, nor has such counsel verified the computation or compilation of financial statements and other financial data, nothing has come to such counsel's attention which causes such counsel to believe that the Registration Statement or any amendment thereof (other than the financial statements, financial data, statistical data and supporting schedules, As to which such counsel need express no belief) at the time it became effective and at the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements, financial data, statistical data and supporting schedules, as to which such counsel need express no belief), at the date of such opinion, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                      (vii) this Agreement has been duly authorized, executed and delivered by the Company;

                      (viii) no consent, approval, authorization or order of any court or governmental agency or body, domestic or foreign, is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale or offer for sale of the Notes as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

                      (ix) none of the execution of the Indenture, the issuance
                 and sale of the Notes, the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will result in a breach of, or constitute a default under, the charter or by-laws of the Company or the terms of any indenture or other material agreement or instrument known to such counsel and to which the Company or any of its Designated Subsidiaries is a party or bound, or any order, decree, rule or regulation known to such counsel to be applicable to the Company or any of its Designated Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator, domestic or foreign, having jurisdiction over the Company or any of its Designated Subsidiaries;

                      (x) no holders of outstanding securities of the Company have rights to the registration of such securities under the Registration Statement; and

                      (xi) such counsel confirms the statements contained in the
                 Prospectus under the caption "United States Federal Income Tax Consequences" as to the principal anticipated Federal income tax consequences of the ownership of the Notes for the purposes and to the extent set forth therein.

                      Such counsel may limit its opinion to matters involving
                 the application of the laws of the State of Illinois, the State of New York and the United States and the General Corporation Law of the State of Delaware and, in rendering such opinion, may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

         (c) Each Agent shall have received from Mayer, Brown & Platt, counsel for the Agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (d) The Company shall have furnished to each Agent a certificate of the Company, signed by the Chairman of the Board, the President or any Vice President and by the principal financial or accounting officer of the Company, dated the date hereof, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

                  (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

         (e) At the date hereof, Price Waterhouse shall have furnished to the Agents a letter or letters (which may refer to letters previously furnished to the Agents), dated as of the date hereof, in form and substance satisfactory to the Agents and Price Waterhouse, confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                  (i) in their opinion, the consolidated financial statements (including financial schedules) of the Company and its subsidiaries audited by them and included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder with respect to registration statements on Form S-3;

                  (ii) on the basis of procedures of review in accordance with standards established by the American Institute of Certified Public Accountants (but not an audit in accordance with generally accepted auditing standards) consisting of:

                           (1) reading the minutes of meetings of the
                  stockholders and the Board of Directors of the Company as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                           (2) reading the latest available unaudited interim
                  consolidated financial data of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement or the Prospectus and the latest unaudited interim financial data made available by the Company and its subsidiaries; and

                           (3) making inquiries of certain officials of the
                  Company who have responsibilities for financial and accounting matters regarding the specific items for which representations are requested below;

                  nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                                (A) the unaudited interim consolidated financial
                           data of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

                                (B) any material modifications should be made to
                           said unaudited consolidated financial data of the Company and its consolidated subsidiaries for it to be in conformity with generally accepted accounting principles;

                                (C) (i) with respect to the period subsequent to
                           the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Prospectus, at the date of the latest available interim financial data and at a specified date not more than five business days prior to the date of delivery of such letter, except as otherwise disclosed in the Prospectus or incorporated by reference, there was any change in the common stock (the sum of common stock and paid in capital net of treasury stock) or long-term debt of the Company and its consolidated subsidiaries or any decreases in consolidated total assets, net current assets (working capital) or stockholders' investment as compared with amounts shown in the latest consolidated balance sheet included or incorporated by reference in the Registration Statement or the Prospectus or (ii) for the period from the date of the most recent financial statements included or incorporated by reference in the Registration Statement or the Prospectus to a specified date not more than five business days prior to delivery of such letter, except as otherwise disclosed in the Prospectus or incorporated by reference or disclosed to you, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, operating profit, income before income taxes or in the total or per-share amounts of net income, except in all instances for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur, or as set forth in such letter accompanied by an explanation thereof;

                                (D) with regard to the Company and its
                           consolidated subsidiaries, the amounts included in any unaudited "capsule" information included or incorporated by reference in the Registration Statement or the Prospectus do not agree with the corresponding amounts in the unaudited or audited consolidated financial statements from which such amounts were derived or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus.

                (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general financial accounting records of the Company and its subsidiaries and subject to the Company's system of internal accounting controls relating to the preparation of the financial statements) set forth or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented, including Exhibit 12 to the Registration Statement and the information included or incorporated in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K and in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in any of the Company's Quarterly Reports on Form 10-Q, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                  (iv) if unaudited pro forma financial statements are included or incorporated by reference in the Registration Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company, if applicable, who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements were not properly compiled on the pro forma bases set forth in the notes thereto.

         References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of the letter.

         (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5, except as otherwise disclosed in the Prospectus or incorporated by reference or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of, the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of each Agent, so material and adverse as to make it impractical or inadvisable to proceed with the soliciting of offers to purchase the Notes as contemplated by the Registration Statement and the Prospectus.

         (g) Prior to the date hereof, the Company shall have furnished to each Agent such further information, certificates and documents as such Agent may reasonably request.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to either Agent and its counsel, this Agreement and all obligations of such Agent hereunder may be canceled at any time by such Agent. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         The documents required to be delivered by this Section 5 shall be delivered at the office of Mayer, Brown & Platt, counsel for the Agents, at 190 South LaSalle Street, Chicago, Illinois on the date hereof.

         6. Conditions to the Obligations of the Purchaser(s). The obligations of the Purchaser(s) to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of any related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

         (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) If specified by any related Terms Agreement and except to the extent modified by such Terms Agreement, the Purchaser(s) shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(d), (ii) the opinion of Sidley & Austin, counsel for the Company, dated as of the Closing Date, to the effect set forth in Section 5(b), (iii) the opinion of Mayer, Brown & Platt, counsel for the Purchaser(s), dated as of the Closing Date, to the effect set forth in
Section 5(c), and (iv) a letter of Price Waterhouse, independent accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 5(e).

         (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser(s) such further information, certificates and documents as the Purchaser(s) may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser(s) and its counsel, such Terms Agreement and all obligations of the Purchaser(s) thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser(s). Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         7. Right of Person Who Agreed to Purchase to Refuse to Purchase. The Company agrees that any person who has agreed to purchase and pay for any Note, including a Purchaser and any person who purchases pursuant to a solicitation by any of the Agents, shall have the right to refuse to purchase such Note if, at the Closing Date therefor, either (a) any condition set forth in Section 5 or 6, as applicable, shall not be satisfied or (b) subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries shall have occurred the effect of which is, in the judgment of such Purchaser or the Agent which presented the offer to purchase such Note, as applicable, so material and adverse as to make it impractical or inadvisable to proceed with the delivery of such Note.

         8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each of you and each person who controls each of you within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of you or them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed, in the Registration Statement or in any amendment thereof, or in the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such of you specifically for use therein or arises out of or is based on the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each of you agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to such of you furnished to the Company by or on behalf of such of you specifically for use in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which you may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel used principally to facilitate local litigation), approved by you in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment (after all rights to appeal have been exhausted) for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel required to be paid by this Section 8(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such aforesaid request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and each of you shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and such of you may be subject in such proportion so that each of you is responsible for that portion represented by the percentage that the aggregate commissions received by you individually pursuant to Section 2 in connection with the Notes from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by you individually if such commissions had been payable), bears to the aggregate principal amount of the Notes sold and the Company is responsible for the balance; provided, however, that (y) in no case shall you individually be responsible for any amount in excess of the commissions received by you individually in connection with the Notes from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by you individually if such commissions had been payable), and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls each of you within the meaning of the Act shall have the same rights to contribution as you and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (y) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

         9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated by either the Company as to any of you or by any of you insofar as this Agreement relates to you by giving written notice of such termination to you or the Company, as the case may be; provided, however, that for so long as is required by the Act, the Company shall keep available a current Prospectus meeting the requirements of the Act and shall file all amendments and supplements under the Act required for that purpose. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a) with respect to unpaid commissions, Section 4(g), Section 8 and Section 10.

     (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for Notes to be purchased thereunder, if prior to such time (i) there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of the business, (ii) trading in the Company's common stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iv) there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of the Purchaser, impracticable to market such Notes or enforce contracts for the sale of such Notes, or (v) there shall have been, subsequent to the agreement to purchase such Note, any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 426(g) under the Act).

         10. Representation and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of either of you or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of
Section 4(g) and 8 hereof shall survive the termination or cancellation of this Agreement.

         11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to either of you, will be mailed, delivered or telegraphed and confirmed to such of you, at the addresses specified in Schedule I hereto; or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Tribune Company, 435 North Michigan Avenue, Chicago, Illinois, 60611, attention of David J. Granat, Vice President and Treasurer (with a copy to the General Counsel of Tribune Company).

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder, except as otherwise provided in Section 7 hereof.

         13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         14. Counterparts. This Agreement and any amendments hereto may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and each other countersigning party.

                                             Very truly yours,

                                             TRIBUNE COMPANY



                                             By:  David J. Granat
                                                -----------------
                                                Title:  Vice President/Treasurer


The foregoing Agreement is hereby confirmed and accepted as of the date hereof.

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED



By:  Scott G. Primrose
   -------------------
   Title:  Authorized Signatory

CITICORP SECURITIES, INC.



By:  D.J. Donahue
   --------------
   Title:  Vice President

J.P. MORGAN SECURITIES INC.



By:  Maria Siamek
   --------------
   Title:  Vice President

SALOMON BROTHERS INC



By:  Martha D. Bailey
   ------------------
   Title:  Vice President

                                   SCHEDULE I


Selling Agency Agreement dated January 14, 1997

Registration Statement No. 333-18921

Amount of the Notes:  $500,000,000

Amount of the Securities:  $500,000,000

     The Company agrees to pay the Agents a commission equal to the following percentage of the principal amount of each Note sold by the Agents:

                Term                     Commission Rate
                ----                     ---------------

9 months to less than 12 months............                            .125%
12 months to less than 18 months...........                            .150%
18 months to less than 2 years.............                            .200%
2 years to less than 3 years...............                            .250%
3 years to less than 4 years...............                            .350%
4 years to less than 5 years...............                            .450%
5 years to less than 6 years...............                            .500%
6 years to less than 7 years...............                            .550%
7 years to less than 10 years..............                            .600%
10 years to less than 15 years.............                            .625%
15 years to less than 20 years.............                            .700%
20 years to less than 30 years.............                            .750%
Over 30 years..............................                 To be negotiated
                                                            at the time of
                                                            such sale.

Addresses for Notice to Agents:

     Notices to the Agents shall be directed to them at:

     Notices to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be directed to it at North Tower (23rd Floor), World Financial Center, New York, New York 10281-1323, Attention of MTN Product Management.

     Notices to Citicorp Securities, Inc. shall be directed to it at 399 Park Avenue, 7th Floor, New York, New York 10043, Attention of Manager, Capital Markets.

     Notices to J.P. Morgan Securities Inc. shall be directed to it at 60 Wall Street, New York, New York 10260, Attention of Medium-Term Note Desk.

     Notices to Salomon Brothers Inc shall be directed to it at Seven World Trade Center, New York, New York 10048, Attention of the Medium-Term Note Department.

                                                                       EXHIBIT A
                                                                       ---------

                                 TRIBUNE COMPANY

                            ADMINISTRATIVE PROCEDURES

               for Fixed Rate and Floating Rate Medium-Term Notes
                         (Dated as of January 14, 1997)


         Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes") are to be offered on a continuous basis by TRIBUNE COMPANY, a Delaware corporation (the "Company"), to or through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citicorp Securities, Inc., J.P. Morgan Securities Inc. and Salomon Brothers Inc (each, an "Agent" and, collectively, the "Agents") pursuant to a Selling Agency Agreement, dated January 14, 1997 (the "Selling Agency Agreement"), by and among the Company and the Agents. The Selling Agency Agreement provides both for the sale of Notes by the Company to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the related Agent or Agents), in which case each such Agent will act as an agent of the Company in soliciting purchases of Notes.

          Unless otherwise agreed by the related Agent or Agents and the Company, Notes will be purchased by the related Agent or Agents as principal. Such purchases will be made in accordance with terms agreed upon by the related Agent or Agents and the Company (which terms shall be agreed upon orally, with written confirmation prepared by the related Agent or Agents and mailed to the Company). If agreed upon by any Agent or Agents and the Company, the Agent or Agents, acting solely as agent or agents for the Company and not as principal, will use reasonable best efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role to be performed by the related Agent or Agents shall apply to the offer and sale of the relevant Notes.

          The Notes will be issued as a series of debt securities under an Indenture, dated as of January 1, 1997, as amended, supplemented or modified from time to time (the "Indenture"), between the Company and Bank of Montreal Trust Company, as trustee (together with any successor in such capacity, the "Trustee"). The Company has filed a Registration Statement with the Securities and Exchange Commission (the "Commission") registering debt securities and warrants to purchase debt securities (which includes the Notes) (the "Registration Statement", which term shall include any additional registration statements filed in connection with the Notes). The most recent base prospectus deemed part of the Registration Statement, as supplemented with respect to the Notes, is herein referred to as "Prospectus". The most recent supplement to the Prospectus setting forth the purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) is herein referred to as the "Pricing Supplement".

         The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes without coupons (each, a "Global Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser.

         General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

                          PART I: PROCEDURES OF GENERAL
                                  APPLICABILITY


Date of Issuance/
  Authentication:                           Each Note will be dated as of the
                                            date of its authentication by the
                                            Trustee. Each Note shall also bear
                                            an original issue date (each, an
                                            "Original Issue Date"). The Original
                                            Issue Date shall remain the same for
                                            all Notes subsequently issued upon
                                            transfer, exchange or substitution
                                            of an original Note regardless of
                                            their dates of authentication.

Maturities:                                 Each Note will mature on a date nine
                                            months or more from its Original
                                            Issue Date (the "Stated Maturity
                                            Date") selected by the investor or
                                            other purchaser and agreed to by the
                                            Company.

Registration:                               Unless otherwise provided in the
                                            applicable Pricing Supplement, Notes
                                            will be issued only in fully
                                            registered form.

Denominations:                              Unless otherwise provided in the
                                            applicable Pricing Supplement, the
                                            Notes will be issued in
                                            denominations of $1,000 and integral
                                            multiples thereof.

Interest Rate Bases
  applicable to
  Floating Rate
  Notes:                                    Unless otherwise provided in the
                                            applicable Pricing Supplement,
                                            Floating Rate Notes will bear
                                            interest at a rate or rates
                                            determined by reference to the CD
                                            Rate, the CMT Rate, the Commercial
                                            Paper Rate, the Eleventh District
                                            Cost of Funds Rate, the Federal
                                            Funds Rate, LIBOR, the Prime Rate,
                                            the Treasury Rate, or such other
                                            interest rate basis or formula as
                                            may be set forth in applicable
                                            Pricing Supplement, or by reference
                                            to two or more such rates, as
                                            adjusted by the Spread and/or Spread
                                            Multiplier, if any, applicable to
                                            such Floating Rate Notes.

Redemption/Repayment:                       The Notes will be subject to
                                            redemption by the Company in
                                            accordance with the terms of the
                                            Notes, which will be fixed at the
                                            time of sale and set forth in the
                                            applicable Pricing Supplement. If no
                                            Initial Redemption Date is indicated
                                            with respect to a Note, such Note
                                            will not be redeemable prior to its
                                            Stated Maturity Date.

                                            The Notes will be subject to
                                            repayment at the option of the
                                            Holders thereof in accordance with
                                            the terms of the Notes, which will
                                            be fixed at the time of sale and set
                                            forth in the applicable Pricing
                                            Supplement. If no Optional Repayment
                                            Date is indicated with respect to a
                                            Note, such Note will not be
                                            repayable at the option of the
                                            Holder prior to its Stated Maturity
                                            Date.

Calculation of
  Interest:                                 In case of Fixed Rate Notes,
                                            interest (including payments for
                                            partial periods) will be calculated
                                            and paid on the basis of a 360-day
                                            year of twelve 30-day months.

                                            The interest rate on each Floating
                                            Rate Note will be calculated by
                                            reference to the specified Interest
                                            Rate Basis or Bases plus or minus
                                            the applicable Spread, if any,
                                            and/or multiplied by the applicable
                                            Spread Multiplier, if any.

                                            Unless otherwise provided in the
                                            applicable Pricing Supplement,
                                            interest on each Floating Rate Note
                                            will be calculated by multiplying
                                            its face amount by an accrued
                                            interest factor. Such accrued
                                            interest factor is computed by
                                            adding the interest factor
                                            calculated for each day in the
                                            period for which accrued interest is
                                            being calculated. Unless otherwise
                                            provided in the applicable Pricing
                                            Supplement, the interest factor for
                                            each such day is computed by
                                            dividing the interest rate
                                            applicable to such day by 360 if the
                                            CD Rate, Commercial Paper Rate,
                                            Eleventh District Cost of Funds
                                            Rate, Federal Funds Rate, LIBOR or
                                            Prime Rate is an applicable Interest
                                            Rate Basis, or by the actual number
                                            of days in the year if the CMT Rate
                                            or Treasury Rate is an applicable
                                            Interest Rate Basis. As provided in
                                            the applicable Pricing Supplement,
                                            the interest factor for Notes for
                                            which the interest rate is
                                            calculated with reference to two or
                                            more Interest Rate Bases will be
                                            calculated in each period in the
                                            same manner as if only one of the
                                            applicable Interest Rate Bases
                                            applied as specified in the
                                            applicable Pricing Supplement and
                                            the Notes.

Interest:                                   General.  Each Note will bear
                                            interest in accordance with its
                                            terms. Unless otherwise provided in
                                            the applicable Pricing Supplement,
                                            interest on each Note will accrue
                                            from and including the Original
                                            Issue Date of such Note for the
                                            first interest period or from the
                                            most recent Interest Payment Date
                                            (as defined below) to which interest
                                            has been paid or duly provided for
                                            all subsequent interest periods to
                                            but excluding applicable Interest
                                            Payment Date or the Stated Maturity
                                            Date or date of earlier redemption
                                            or repayment, as the case may be
                                            (the Stated Maturity Date or date of
                                            earlier redemption or repayment is
                                            referred to herein as the "Maturity
                                            Date" with respect to the principal
                                            repayable on such date).

                                            If an Interest Payment Date or the
                                            Maturity Date with respect to any
                                            Fixed Rate Note falls on a day that
                                            is not a Business Day (as defined
                                            below), the required payment to be
                                            made on such day need not be made on
                                            such day, but may be made on the
                                            next succeeding Business Day with
                                            the same force and effect as if made
                                            on such day, and no interest shall
                                            accrue on the amount so payable for
                                            the period from and after such
                                            Interest Payment Date or Maturity,
                                            as the case may be. If an Interest
                                            Payment Date other than the Maturity
                                            Date with respect to any Floating
                                            Rate Note would otherwise fall on a
                                            day that is not a Business Day, such
                                            Interest Payment Date will be
                                            postponed to the next succeeding
                                            Business Day, except that in the
                                            case of a Note for which LIBOR is an
                                            applicable Interest Rate Basis, if
                                            such Business Day falls in the next
                                            succeeding calendar month, such
                                            Interest Payment Date will be the
                                            immediately preceding Business Day.
                                            If the Maturity Date with respect to
                                            any Floating Rate Note falls on a
                                            day that is not a Business Day, the
                                            required payment to be made on such
                                            day need not be made on such day,
                                            but may be made on the next
                                            succeeding Business Day with the
                                            same force and effect as if made on
                                            such day, and no interest shall
                                            accrue from and after
                                            such Maturity. Unless otherwise
                                            provided in the applicable Pricing
                                            Supplement, "Business Day" means any
                                            day that is not a day on which
                                            banking institutions are authorized
                                            or required by law, regulation or
                                            executive order to close in The City
                                            of New York; provided, however,
                                            that, with respect to Notes the
                                            payment of which is to be made in a
                                            currency other than U.S. dollars or
                                            composite currencies (such currency
                                            or composite currency in which a
                                            Note is denominated is the
                                            "Specified Currency"), such day is
                                            also not a day on which banking
                                            institutions are authorized or
                                            required by law, regulation or
                                            executive order to close in the
                                            Principal Financial Center (as
                                            defined below) of the country
                                            issuing such Specified Currency
                                            (or, in the case of European
                                            Currency Units ("ECUs"), is not a
                                            day that is designated as an ECU
                                            non-settlement day by the ECU
                                            Banking Association in Paris or
                                            otherwise generally regarded in the
                                            ECU interbank market as a day on
                                            which payments on ECUs shall not be
                                            made; provided, further, that, with
                                            respect to Notes for which LIBOR is
                                            an applicable Interest Rate Basis,
                                            such day is also a London Business
                                            Day (as defined below). "London
                                            Business Day" means (i) if the
                                            currency (including composite
                                            currencies) specified in the
                                            applicable Pricing Supplement as the
                                            currency (the "Index Currency") for
                                            which LIBOR is calculated is other
                                            than ECU, any day on which dealings
                                            in such Index Currency are
                                            transacted in the London interbank
                                            market or (ii) if the Index Currency
                                            is ECU, any day that is not
                                            designated as an ECU non-settlement
                                            day by the ECU Banking Association
                                            in Paris or otherwise generally
                                            regarded in the ECU interbank market
                                            as a day on which payments on ECUs
                                            shall not be made. It being
                                            understood that if no such currency
                                            or composite currency is specified
                                            in the applicable Pricing
                                            Supplement, the Index Currency shall
                                            be U.S. dollars. "Principal
                                            Financial Center" means the capital
                                            city of the country issuing the
                                            currency or composite currency in
                                            which any payment in respect of the
                                            Notes is to be made or, solely with
                                            respect to the calculation of LIBOR,
                                            the Index Currency, except that with
                                            respect to U.S. dollars, Australian
                                            dollars, Deutsche marks, Dutch
                                            guilders, Italian lire, Swiss francs
                                            and ECUs, the Principal Financial
                                            Center shall be The City of New
                                            York, Sydney, Frankfurt, Amsterdam,
                                            Milan, Zurich and Luxembourg,
                                            respectively.

                                            Regular Record Dates. Unless
                                            otherwise provided in the applicable
                                            Pricing Supplement, the "Regular
                                            Record Date" for a Note shall be the
                                            date 15 calendar days (whether or
                                            not a Business Day) preceding the
                                            applicable Interest Payment Date.

                                            Interest Payment Dates. Interest
                                            payments will be made on each
                                            Interest Payment Date commencing
                                            with the first Interest Payment Date
                                            following the Original Issue Date;
                                            provided, however, the first payment
                                            of interest on any Note originally
                                            issued between a Regular Record Date
                                            and an Interest Payment Date will
                                            occur on the Interest Payment Date
                                            following the next succeeding
                                            Regular Record Date.

                                            Unless otherwise provided in the
                                            applicable Pricing Supplement,
                                            interest payments on Fixed Rate
                                            Notes will be made semiannually in
                                            arrears on May 15 and November 15 of
                                            each year and on the

                                            Maturity Date, While interest
                                            payments on Floating Rate Notes will
                                            be made as specified in the
                                            applicable Pricing Supplement.

Acceptance and
  Rejection of Offers
  from Solicitation
  as Agents:                                If agreed upon by any Agent and the
                                            Company, then such Agent acting
                                            solely as agent for the Company and
                                            not as principal will solicit
                                            purchases of the Notes.  Each Agent
                                            will communicate to the Company,
                                            orally or in writing, each
                                            reasonable offer to purchase Notes
                                            solicited by such Agent on an agency
                                            basis, other than those offers
                                            rejected by such Agent.  Each Agent
                                            has the right, in its discretion
                                            reasonably exercised, to reject any
                                            proposed purchase of Notes, as a
                                            whole or in part, and any such
                                            rejection shall not be a breach of
                                            such Agent's agreement contained in
                                            the Selling Agency Agreement.
                                            The Company has the sole right to
                                            accept or reject any proposed
                                            purchase of Notes, in whole or in
                                            part, and any such rejection shall
                                            not a breach of the Company's
                                            agreement contained in the Selling
                                            Agency Agreement. Each Agent has
                                            agreed to make reasonable best
                                            efforts to assist the Company in
                                            obtaining performance by each
                                            purchaser whose offer to purchase
                                            Notes has been solicited by such
                                            Agent and accepted by the Company.

Preparation of
  Pricing Supplement:                       If any offer to purchase a Note is
                                            accepted by the Company, the
                                            Company will promptly prepare a
                                            Pricing Supplement reflecting the
                                            terms of such Note.  Information to
                                            be included in the Pricing
                                            Supplement shall include:


                                            1.  the name of the Company;

                                            2.  the title of the Notes;

                                            3.  the date of the Pricing
                                                Supplement and the date of the
                                                Prospectus to which the Pricing
                                                Supplement relates;

                                            4.  the name of the Offering Agent
                                                (as defined below);

                                            5.  whether such Notes are being
                                                sold to the Offering Agent as
                                                principal or to an investor or
                                                other purchaser through the
                                                Offering Agent acting as agent
                                                for the Company;

                                            6.  with respect to Notes sold to
                                                the Offering Agent as principal,
                                                whether such Notes will be
                                                resold by the Offering Agent to
                                                investors and other purchasers
                                                at (i) a fixed public offering
                                                price of a specified percentage
                                                of their principal amount or
                                                (ii) at varying prices related
                                                to prevailing market prices at
                                                the time of resale to be
                                                determined by the Offering
                                                Agent;

                                            7.  with respect to Notes sold to an
                                                investor or other purchaser
                                                through the Offering Agent
                                                acting as agent for the Company,
                                                whether such Notes will be sold
                                                at (i) 100% of
                                                their principal amount or (ii)
                                                a specified percentage of their
                                                principal amount;

                                            8.  the Offering Agent's discount or
                                                commission;

                                            9.  Net proceeds to the Company;

                                            10. the Principal Amount, Specified
                                                Currency, Original Issue Date,
                                                Stated Maturity Date, Interest
                                                Payment Date(s), Authorized
                                                Denomination, Initial Redemption
                                                Date, if any, Initial Redemption
                                                Percentage, if any, Annual
                                                Redemption Percentage Reduction,
                                                if any, Optional Repayment
                                                Date(s), if any, Exchange Rate
                                                Agent, if any, Default Rate, if
                                                any, and, in the case of Fixed
                                                Rate Notes, the Interest Rate,
                                                and whether such Fixed Rate Note
                                                is an Original Issue Discount
                                                Note (and, if so, the Issue
                                                Price), and, in the case of
                                                Floating Rate Notes, the
                                                Interest Category, the Interest
                                                Rate Basis or Bases, the Day
                                                Count Convention, Index Maturity
                                                (if applicable), Initial
                                                Interest Rate, if any, Maximum
                                                Interest Rate, if any, Minimum
                                                Interest Rate, if any, Initial
                                                Interest Reset Date, Interest
                                                Reset Dates, Spread and/or
                                                Spread Multiplier, if any, and
                                                Calculation Agent; and

                                            11. any other additional provisions
                                                of the Notes material to
                                                investors or other purchasers of
                                                the Notes not otherwise
                                                specified in the Prospectus.

                                            The Company shall use its reasonable
                                            best efforts to send such Pricing
                                            Supplement by telecopy or overnight
                                            express (for delivery by the close
                                            of business on the applicable trade
                                            date, but in no event later than
                                            11:00 a.m. New York City time, on
                                            the Business Day following the
                                            applicable trade date) to the Agent
                                            which made or presented the offer to
                                            purchase the applicable Note (in
                                            such capacity, the "Offering Agent")
                                            and the Trustee at the following
                                            applicable address: if to Merrill
                                            Lynch & Co., to: Tritech Services,
                                            40 Colonial Drive, Piscataway, New
                                            Jersey 08854, Attention: Prospectus
                                            Operations/ Susannah Putnam, (908)
                                            885-2769, telecopier: (908)
                                            885-2774/5/6; if to Citicorp
                                            Securities, Inc., to: Peter
                                            Apostolicas, MTN Manager, 399 Park
                                            Avenue, New York, New York 10043,
                                            (212) 291-3081, telecopier: (212)
                                            291-3910; if to J.P. Morgan
                                            Securities Inc., to: 60 Wall Street,
                                            3rd Floor, New York, New York 10260,
                                            Attention: Medium-Term Note Desk -
                                            Dan Benton, (212) 648- 0591,
                                            telecopier: (212) 648-5907; and if
                                            to Salomon Brothers Inc, to: 8800
                                            Hidden River Parkway, Tampa, Florida
                                            33637, Attention: Enrique Castro,
                                            (813) 558-7165, telecopier: (813)
                                            558-4123. For record keeping
                                            purposes, one copy of such Pricing
                                            Supplement shall also be mailed or
                                            telecopied to Merrill Lynch & Co.,
                                            Merrill Lynch, Pierce, Fenner &
                                            Smith Incorporated, World Financial
                                            Center, North Tower, 10th Floor, New
                                            York, New York, 10281-1310,
                                            Attention: MTN Product Management,
                                            (212) 449-7476, telecopier: (212)
                                            449-2234, with a copy to Mayer,
                                            Brown & Platt, 190 South LaSalle
                                            Street, Chicago,

                                            Illinois, 60603-3441, Attention:
                                            Edward S. Best, telecopier:
                                            (312) 701- 7711.

                                            In each instance that a Pricing
                                            Supplement is prepared, the Offering
                                            Agent will provide a copy of such
                                            Pricing Supplement to each investor
                                            or purchaser of the relevant Notes
                                            or its agent. Pursuant to Rule 434
                                            ("Rule 434") of the Securities Act
                                            of 1933, as amended, the Pricing
                                            Supplement may be delivered
                                            separately from the Prospectus.
                                            Outdated Pricing Supplements (other
                                            than those retained for files) will
                                            be destroyed.

Settlement:                                 The receipt of immediately available
                                            funds by the Company in payment for
                                            a Note and the authentication and
                                            delivery of such Note shall, with
                                            respect to such Note, constitute
                                            "settlement". Offers accepted by the
                                            Company will be settled three
                                            Business Days, or at such time as
                                            the purchaser, the applicable Agent
                                            and the Company shall agree,
                                            pursuant to the timetable for
                                            settlement set forth in Parts II and
                                            III hereof under "Settlement
                                            Procedure Timetable" with respect to
                                            Global Notes and Certificated Notes,
                                            respectively (each such date fixed
                                            for settlement is hereinafter
                                            referred to as a "Settlement Date").
                                            If procedures A and B of the
                                            applicable Settlement Procedures
                                            with respect to a particular offer
                                            are not completed on or before the
                                            time set forth under the applicable
                                            "Settlement Procedures Timetable",
                                            such offer shall not be settled
                                            until the Business Day following the
                                            completion of settlement procedures
                                            A and B or such later date as the
                                            purchaser and the Company shall
                                            agree.

                                            The foregoing settlement procedures
                                            may be modified with respect to any
                                            purchase of Notes by an Agent as
                                            principal if so agreed by the
                                            Company and such Agent.

Procedure for Changing
  Rates or Other
  Variable Terms:                           When a decision has been reached to
                                            change the interest rate or any
                                            other variable term on any Notes
                                            being sold by the Company, the
                                            Company will promptly advise the
                                            Agents and the Trustee by facsimile
                                            transmission and the Agents will
                                            forthwith suspend solicitation of
                                            offers to purchase such Notes.  The
                                            Agents will telephone the Company
                                            with recommendations as to the
                                            changed interest rates or other
                                            variable terms.  At such time as the
                                            Company notifies the Agents and the
                                            Trustee of the new interest rates or
                                            other variable terms, the Agents may
                                            resume solicitation of offers to
                                            purchase such Notes.  Until such
                                            time, only "indications of interest"
                                            may be recorded.  Immediately after
                                            acceptance by the Company of an
                                            offer to purchase Notes at a new
                                            interest rate or new variable term,
                                            the Company, the Offering Agent and
                                            the Trustee shall follow the
                                            procedures set forth under the
                                            applicable "Settlement Procedures".

Suspension of
  Solicitation;
  Amendment or

  Supplement:                               The Company may instruct the Agents
                                            to suspend solicitation of offers
                                            to purchase Notes at any time.  Upon
                                            receipt of such instructions, the
                                            Agents will forthwith suspend
                                            solicitation of offers to purchase
                                            from the Company until such time as
                                            the Company has advised the Agents
                                            that solicitation of offers to
                                            purchase may be resumed.  If the
                                            Company decides to amend or
                                            supplement the Registration
                                            Statement or the Prospectus
                                            (other than to establish or change
                                            interest rates or formulas,
                                            maturities, prices or other similar
                                            variable terms with respect to the
                                            Notes), it will promptly advise the
                                            Agents and will furnish the Agents
                                            and their counsel with copies of the
                                            proposed amendment or supplement.
                                            Copies of such amendment or
                                            supplement will be delivered or
                                            mailed to the Agents, their counsel
                                            and the Trustee in quantities which
                                            such parties may reasonably request
                                            at the following respective
                                            addresses:  Merrill Lynch & Co.,
                                            World Financial Center, North Tower,
                                            10th Floor, New York, New York 10281
                                            -1310, Attention: MTN Product
                                            Management, (212) 449-7476,
                                            telecopier: (212) 449-2234; Citicorp
                                            Securities, Inc., Manager, Capital
                                            Markets, 399 Pake Avenue, 7th Floor,
                                            New York, New York 10043, Attention:
                                            Kerry Kearney, (212) 291-3481;
                                            telecopier (212) 291-3910; J.P.
                                            Morgan Securities Inc., 60 Wall
                                            Street, 3rd Floor, New York,
                                            New York, 10260, Attention:
                                            Medium-Term Note Desk - Dan Benton,
                                            (212) 648-0591, telecopier: (212)
                                            648-0507; and Salomon Brothers Inc,
                                            Brooklyn Army Terminal, 140 5th
                                            Street, 8th Floor, Brooklyn, New
                                            York 11220, Attention: Prospectus
                                            Department, with a copy to Pam
                                            Kendall, Salomon Brothers Inc, 7
                                            World Trade Center, 32nd Floor,
                                            New York, New York 10048,
                                            (212) 783-5897, telecopier: (212)
                                            783-2274.  For record keeping
                                            purposes, one copy of each such
                                            amendment or supplement shall also
                                            be mailed or telecopied to Mayer,
                                            Brown & Platt, 190 South LaSalle
                                            Street, Chicago, Illinois
                                            60603-3441, Attention:  Edward S.
                                            Best, telecopier:  (312) 701-7711.

                                            In the event that at the time the
                                            solicitation of offers to purchase
                                            from the Company is suspended (other
                                            than to establish or change interest
                                            rates or formulas, maturities,
                                            prices or other similar variable
                                            terms with respect to the Notes)
                                            there shall be any offers to
                                            purchase Notes that have been
                                            accepted by the Company which have
                                            not been settled, the Company will
                                            promptly advise the Offering Agent
                                            and the Trustee whether such offers
                                            may be settled and whether copies of
                                            the Prospectus as theretofore
                                            amended and/or supplemented as in
                                            effect at the time of the suspension
                                            may be delivered in connection with
                                            the settlement of such offers. The
                                            Company will have the sole
                                            responsibility for such decision and
                                            for any arrangements which may be
                                            made in the event that the Company
                                            determines that such offers may not
                                            be settled or that copies of such
                                            Prospectus may not be so delivered.

Delivery of Prospectus
  and applicable
  Pricing Supplement:                       A copy of the most recent Prospectus
                                            and the applicable Pricing
                                            Supplement, which pursuant to Rule
                                            434 may be delivered separately
                                            from the Prospectus, must accompany
                                            or precede the earlier of (a) the
                                            written confirmation of a sale sent
                                            to an investor or other
                                            purchaser or its agent and (b) the
                                            delivery of Notes to an investor or
                                            other purchaser or its agent.

Authenticity of
  Signatures:                               The Agents will have no obligation
                                            or liability to the Company or the
                                            Trustee in respect of the
                                            authenticity of the signature of any
                                            officer, employee or agent of the
                                            Company or the Trustee on any Note.

Documents Incorporated
  by Reference:                             The Company shall supply the Agents
                                            with an adequate supply of all
                                            documents incorporated by reference
                                            in the Registration Statement and
                                            the Prospectus.


                      PART II: PROCEDURES FOR NOTES ISSUED
                               IN BOOK-ENTRY FORM

         In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated January 14, 1997, and a Certificate Agreement, dated October 18, 1989 between the Trustee and DTC, as amended (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                                   All Fixed Rate Notes issued in book-
                                            entry form having the same Original
                                            Issue Date, Specified Currency,
                                            Interest Rate, Default Rate,
                                            Interest Payment Dates, redemption
                                            and/or repayment terms, if any, and
                                            Stated Maturity Date (collectively,
                                            the "Fixed Rate Terms") will be
                                            represented initially by a single
                                            Global Note; and all Floating Rate
                                            Notes issued in book-entry form
                                            having the same Original Issue Date,
                                            Specified Currency, Interest
                                            Category, formula for the
                                            calculation of interest (including
                                            the Interest Rate Basis or Bases,
                                            which may be the CD Rate, the CMT
                                            Rate, the Commercial Paper Rate, the
                                            Eleventh District Cost of Funds
                                            Rate, the Federal Funds Rate, LIBOR,
                                            the Prime Rate or the Treasury Rate
                                            or any other interest rate basis or
                                            formula, and Spread and/or Spread
                                            Multiplier, if any), Day Count
                                            Convention, Initial Interest Rate,
                                            Default Rate, Index Maturity
                                            (if applicable), Minimum Interest
                                            Rate, if any, Maximum Interest Rate,
                                            if any, redemption and/or repayment
                                            terms, if any, Interest Payment
                                            Dates, Initial Interest Reset Date,
                                            Interest Reset Dates and Stated
                                            Maturity Date(collectively, the
                                            "Floating Rate Terms") will be
                                            represented initially by a single
                                            Global Note.

                                            For other variable terms with
                                            respect to the Fixed Rate Notes and
                                            Floating Rate Notes, see the
                                            Prospectus and the applicable
                                            Pricing Supplement.

                                            Owners of beneficial interests in
                                            Global Notes will be entitled to
                                            physical delivery of Certificated
                                            Notes equal in principal amount to
                                            their respective beneficial
                                            interests only upon certain limited
                                            circumstances described in the
                                            Prospectus.

Identification:                             The Company has arranged with the
                                            CUSIP Service Bureau of Standard
                                            & Poor's Corporation (the "CUSIP
                                            Service Bureau") for the reservation
                                            of one series of CUSIP numbers,
                                            which series consists of
                                            approximately 900 CUSIP numbers
                                            which have been reserved for and
                                            relate to Global Notes and the
                                            Company has delivered to each of the
                                            Trustee and DTC such list of such
                                            CUSIP numbers.  The Company will
                                            assign CUSIP numbers to Global Notes
                                            as described below under Settlement
                                            Procedure B.  DTC will notify the
                                            CUSIP Service Bureau periodically
                                            of the CUSIP numbers that the
                                            Company has assigned to Global
                                            Notes. The Trustee will notify the
                                            Company at any time when fewer than
                                            100 of the reserved CUSIP numbers
                                            remain unassigned to Global Notes,
                                            and, if it deems necessary, the
                                            Company will reserve and obtain
                                            additional CUSIP numbers for
                                            assignment to Global Notes.  Upon
                                            obtaining such additional CUSIP
                                            numbers, the Company will deliver a
                                            list of such additional numbers to
                                            the Trustee and DTC. Notes issued in
                                            book-entry form in excess of
                                            $200,000,000 (or the equivalent
                                            thereof in one or more foreign or
                                            composite currencies) aggregate
                                            principal amount and otherwise
                                            required to be represented by the
                                            same Global Note will instead be
                                            represented by two or more Global
                                            Notes which shall all be assigned
                                            the same CUSIP number.

Registration:                               Unless otherwise specified by DTC,
                                            each Global Note will be registered
                                            in the name of Cede & Co., as
                                            nominee for DTC, on the register
                                            maintained by the Trustee under the
                                            Indenture.  The beneficial owner of
                                            a Note issued in book-entry form
                                            (i.e., an owner of a beneficial
                                            interest in a Global Note) (or one
                                            or more indirect participants in DTC
                                            designated by such owner) will
                                            designate one or more participants
                                            in DTC (with respect to such Note
                                            issued in book-entry form, the
                                            "Participants") to act as agent for
                                            such beneficial owner in connection
                                            with the book-entry system
                                            maintained by DTC, and DTC will
                                            record in
                                            book-entry form, in accordance with
                                            instructions provided by such
                                            Participants, a credit balance with
                                            respect to such Note issued in
                                            book-entry form in the account of
                                            such Participants.  The ownership
                                            interest of such beneficial owner in
                                            such Note issued in book-entry form
                                            will be recorded through the records
                                            of such Participants or through the
                                            separate records of such
                                            Participants and one or more
                                            indirect participants in DTC.

Transfers:                                  Transfers of beneficial ownership
                                            interests in a Global Note will be
                                            accomplished by book entries made
                                            by DTC and, in turn, by Participants
                                            (and in certain cases, one or more
                                            indirect participants in DTC) acting
                                            on behalf of beneficial transferors
                                            and transferees of such Global Note.

Exchanges:                                  The Trustee may deliver to DTC and
                                            the CUSIP Service Bureau at any
                                            time a written notice specifying
                                            (a) the CUSIP numbers of two or more
                                            Global Notes outstanding on such
                                            date that represent Global Notes
                                            having the same Fixed Rate Terms or
                                            Floating Rate Terms, as the case
                                            may be (other than Original Issue
                                            Dates), and for which interest has
                                            been paid to the same date; (b) a
                                            date, occurring at least 30 days
                                            after such written notice is
                                            delivered and at least 30 days
                                            before the next Interest Payment
                                            Date for the related Notes issued in
                                            book-entry form, on which such
                                            Global Notes shall be exchanged for
                                            a single replacement Global Note;
                                            and (c) a new CUSIP number, obtained
                                            from the Company, to be assigned to
                                            such replacement Global Note.  Upon
                                            receipt of such a notice, DTC will
                                            send to its Participants (including
                                            the Trustee) a written
                                            reorganization notice to the effect
                                            that such exchange will occur on
                                            such date.  Prior to the specified
                                            exchange date, the Trustee will
                                            deliver to the CUSIP Service Bureau
                                            written notice setting forth such
                                            exchange date and the new CUSIP
                                            number and stating that, as of such
                                            exchange date, the CUSIP numbers of
                                            the Global Notes to be exchanged
                                            will no longer be valid.  On the
                                            specified exchange date, the Trustee
                                            will exchange such Global Notes for
                                            a single Global Note bearing the new
                                            CUSIP number and the CUSIP numbers
                                            of the exchanged Notes will, in
                                            accordance with CUSIP Service Bureau
                                            procedures, be canceled and not
                                            immediately reassigned.
                                            Notwithstanding the foregoing, if
                                            the Global Notes to be exchanged
                                            exceed $200,000,000 (or the
                                            equivalent thereof in one or more
                                            foreign or composite currencies) in
                                            aggregate principal amount, one
                                            replacement Note will be
                                            authenticated and issued to
                                            represent each $200,000,000 (or the
                                            equivalent thereof in one or more
                                            foreign or composite currencies) in
                                            aggregate principal amount of the
                                            exchanged Global Notes and an
                                            additional Global Note or Notes will
                                            be authenticated and issued to
                                            represent any remaining principal
                                            amount of such Global Notes (See
                                            "Denominations" below).

Denominations:                              Unless otherwise provided in the
                                            applicable Pricing Supplement, Notes
                                            issued in book-entry form will be
                                            issued in denominations of $1,000
                                            and integral multiples thereof.
                                            Global Notes will not be denominated
                                            in excess of $200,000,000 (or the
                                            equivalent thereof in one or more
                                            foreign or composite currencies)
                                            aggregate principal amount.  If one
                                            or more Notes are issued in book-
                                            entry form in excess of $200,000,000
                                            (or the equivalent thereof in one or
                                            more foreign or composite
                                            currencies) aggregate principal
                                            amount and would, but for the
                                            preceding sentence, be represented
                                            by a single Global Note, then one
                                            Global Note will be issued to
                                            represent each $200,000,000 (or the
                                            equivalent thereof in one or more
                                            foreign or composite currencies) in
                                            aggregate principal amount of such
                                            Notes issued in book-entry form and
                                            an additional Global Note or Notes
                                            will be issued to represent any
                                            remaining aggregate principal amount
                                            of such Note or Notes issued in
                                            book-entry form.  In such a case,
                                            each of the Global Notes
                                            representing Notes issued in book-
                                            entry form shall be assigned the
                                            same CUSIP number.

Payments of Principal
  and Interest:                             Payments of Interest Only.  Promptly
                                            after each Regular Record Date, the
                                            Trustee will deliver to the Company
                                            and DTC a written notice
                                            specifying by CUSIP number the
                                            amount of interest to be paid on
                                            each Global Note on the following
                                            Interest Payment Date (other than an
                                            Interest Payment Date coinciding
                                            with the Maturity Date) and the
                                            total of such amounts. DTC will
                                            confirm the amount payable on each
                                            Global Note on such Interest Payment
                                            Date by reference to the daily bond
                                            reports published by Standard &
                                            Poor's Corporation. On such Interest
                                            Payment Date, the Company will pay
                                            to the Trustee in immediately
                                            available funds an amount sufficient
                                            to
                                            pay the interest then due and
                                            owing on the Global Notes, and upon
                                            receipt of such funds from the
                                            Company, the Trustee in turn will
                                            pay to DTC such total amount of
                                            interest due on such Global Notes
                                            (other than on the Maturity Date)
                                            which is payable in U.S. dollars, at
                                            the times and in the manner set
                                            forth below under "Manner of
                                            Payment". The Trustee shall make
                                            payment of that amount of interest
                                            due and owing on any Global Notes
                                            that Participants have elected to
                                            receive in foreign or composite
                                            currencies directly to such
                                            Participants.

                                            Notice of Interest Rates. Promptly
                                            after each Interest Determination
                                            Date or Calculation Date, as the
                                            case may be, for Floating Rate Notes
                                            issued in book-entry form, the
                                            Trustee will notify each of Moody's
                                            Investors Service, Inc. and Standard
                                            & Poor's Corporation of the interest
                                            rates determined as of such Interest
                                            Determination Date.

                                            Payments at Maturity. On or about
                                            the first Business Day of each
                                            month, the Trustee will deliver to
                                            the Company and DTC a written list
                                            of principal, premium, if any, and
                                            interest to be paid on each Global
                                            Note maturing or otherwise becoming
                                            due in the following month. The
                                            Trustee, the Company and DTC will
                                            confirm the amounts of such
                                            principal, premium, if any, and
                                            interest payments with respect to
                                            each such Global Note on or about
                                            the fifth Business Day preceding the
                                            Maturity Date of such Global Note.
                                            On the Maturity Date, the Company
                                            will pay to the Trustee in
                                            immediately available funds an
                                            amount sufficient to make the
                                            required payments, and upon receipt
                                            of such funds the Trustee in turn
                                            will pay to DTC the principal amount
                                            of Global Notes, together with
                                            premium, if any, and interest due on
                                            the Maturity Date, which are payable
                                            in U.S. dollars, at the times and in
                                            the manner set forth below under
                                            "Manner of Payment". The Trustee
                                            shall make payment of the principal,
                                            premium, if any, and interest to be
                                            paid on the Maturity Date of each
                                            Global Note that Participants have
                                            elected to receive in foreign or
                                            composite currencies directly to
                                            such Participants. Promptly after
                                            (i) payment to DTC of the principal,
                                            premium, if any, and interest due on
                                            the Maturity Date of such Global
                                            Note which are payable in U.S.
                                            dollars and (ii) payment of the
                                            principal, premium, if any, and
                                            interest due on the Maturity Date of
                                            such Global Note to those
                                            Participants who have elected to
                                            receive such payments in foreign
                                            or composite currencies, the Trustee
                                            will cancel such Global Note and
                                            deliver it to the Company with an
                                            appropriate debit advice. On the
                                            first Business Day of each month,
                                            the Trustee will deliver to the
                                            Company a written statement
                                            indicating the total principal
                                            amount of outstanding Global Notes
                                            as of the close of business on the
                                            immediately preceding Business Day.

                                            Manner of Payment.  The total amount
                                            of any principal, premium, if any,
                                            and interest due on Global Notes on
                                            any Interest Payment Date or the
                                            Maturity Date, as the case may be,
                                            which is payable in U.S. dollars
                                            shall be paid by the Company to the
                                            Trustee in funds available for use
                                             by the Trustee no later than 10:00
                                            a.m., New York City time, on such
                                            date. The Company will make such
                                            payment on such Global Notes to an
                                            account specified by the Trustee.
                                            Upon
                                            receipt of such funds, the
                                            Trustee will pay by separate wire
                                            transfer (using Fedwire message
                                            entry instructions in a form
                                            previously specified by DTC) to an
                                            account at the Federal Reserve Bank
                                            of New York previously specified by
                                            DTC, in funds available for
                                            immediate use by DTC, each payment
                                            in U.S. dollars of principal,
                                            premium, if any, and interest due on
                                            Global Notes on such date.
                                            Thereafter on such date, DTC will
                                            pay, in accordance with its SDFS
                                            operating procedures then in effect,
                                            such amounts in funds available for
                                            immediate use to the respective
                                            Participants in whose names the
                                            beneficial interests in such Global
                                            Notes are recorded in the book-entry
                                            system maintained by DTC. Neither
                                            the Company nor the Trustee shall
                                            have any responsibility or liability
                                            for the payment in U.S. dollars by
                                            DTC of the principal of, or premium,
                                            if any, or interest on, the Global
                                            Notes. The Trustee shall make all
                                            payments of principal, premium, if
                                            any, and interest on each Global
                                            Note that Participants have elected
                                            to receive in foreign or composite
                                            currencies directly to such
                                            Participants.

                                            Withholding Taxes. The amount of any
                                            taxes required under applicable law
                                            to be withheld from any interest
                                            payment on a Global Note will be
                                            determined and withheld by the
                                            Participant, indirect participant in
                                            DTC or other Person responsible for
                                            forwarding payments and materials
                                            directly to the beneficial owner of
                                            such Global Note.

Settlement
  Procedures:                               Settlement Procedures with regard to
                                            each Note in book-entry form sold
                                            by an Agent, as agent of the
                                            Company, or purchased by an Agent,
                                            as principal, will be as follows:

                                            A.  The Offering Agent will
                                                advise the Company by
                                                telephone, confirmed by
                                                facsimile, of the following
                                                settlement information:

                                                1.  Principal amount, Authorized
                                                    Denomination, and Specified
                                                    Currency.

                                                2.  Exchange Rate Agent, if any.

                                                3.(a) Fixed Rate Notes:

                                                    (i) Interest Rate.

                                                   (ii) Interest Payment Dates.

                                                  (iii) Whether such  Note is
                                                        being issued with
                                                        Original Issue Discount
                                                        and, if so, the terms
                                                        thereof.

                                                  (b) Floating Rate Notes:

                                                    (i) Interest Category.

                                                   (ii) Interest Rate Basis or
                                                        Bases.

                                                  (iii) Initial Interest Rate.

                                                   (iv) Spread and/or Spread
                                                        Multiplier, if any.

                                                    (v) Initial Interest Reset
                                                        Date or Interest Reset
                                                        Dates.

                                                   (vi) Interest Payment Dates.

                                                  (vii) Index Maturity, if any.

                                                 (viii) Maximum and/or Minimum
                                                        Interest Rates, if any.

                                                   (ix) Day Count Convention.

                                                 (viii) Calculation Agent.

                                                4. Price to public, if any, of
                                                   such Note (or whether such
                                                   Note is being offered at
                                                   varying prices relating to
                                                   prevailing market prices at
                                                   time of resale as determined
                                                   by the Offering Agent).

                                                5. Trade Date.

                                                6. Settlement Date (Original
                                                   Issue Date).

                                                7. Stated Maturity Date.

                                                8. Redemption provisions, if
                                                   any.

                                                9. Repayment provisions, if any.

                                               10. Default Rate, if any.

                                               11. Net proceeds to the Company.

                                               12. The Offering Agent's discount
                                                   or commission.

                                               13. Whether such Note is being
                                                   sold to the Offering Agent as
                                                   principal or to an investor
                                                   or other purchaser through
                                                   the Offering Agent acting as
                                                   as agent for the Company.

                                               14. Such other information
                                                   specified with respect to
                                                   such Note (whether by
                                                   Addendum or otherwise).

                                        B. The Company will assign a CUSIP
                                           number to the Global Note
                                           representing such Note and then
                                           advise the Trustee by facsimile
                                           transmission or other electronic
                                           transmission of the above settlement
                                           information received from the
                                           Offering

                                           Agent, such CUSIP number and the name
                                           of the Offering Agent. The Company
                                           will also advise the Offering Agent
                                           of the CUSIP number assigned to the
                                           Global Note.

                                        C. The Trustee will communicate to DTC
                                           and the Offering Agent through DTC's
                                           Participant Terminal System a pending
                                           deposit message specifying the
                                           following settlement information:

                                           1. The information set forth in the
                                              Settlement Procedure A.

                                           2. Identification numbers of the
                                              participant accounts maintained by
                                              DTC on behalf of the Trustee and
                                              the Offering Agent.

                                           3. Identification of the Global Note
                                              as a Fixed Rate Global Note or
                                              Floating Rate Global Note.

                                           4. Initial Interest Payment Date for
                                              such Note, number of days by which
                                              such date succeeds the related
                                              record date for DTC purposes (or,
                                              in the case of Floating Rate Notes
                                              which reset daily or weekly, the
                                              date five calendar days preceding
                                              the Interest Payment Date) and, if
                                              then calculable, the amount of
                                              interest payable on such Interest
                                              Payment Date (which amount shall
                                              have been confirmed by the
                                              Trustee).

                                           5. CUSIP number of the Global Note
                                              representing such Note.

                                           6. Whether such Global Note
                                              represents any other Notes issued
                                              or to be issued in book-entry
                                              form.

                                           DTC will arrange for each pending
                                           deposit message described above to be
                                           transmitted to Standard & Poor's
                                           Corporation, which will use the
                                           information in the message to include
                                           certain terms of the related Global
                                           Note in the appropriate daily bond
                                           report published by Standard & Poor'a
                                           Corporation.

                                     D. The Trustee will complete and
                                        authenticate the Global Note
                                        representing such Note.

                                     E. DTC will credit such Note to the
                                        participant account of the Trustee
                                        maintained by DTC.

                                     F. The Trustee will enter an SDFS deliver
                                        order through DTC's Participant Terminal
                                        System instructing DTC (i) to debit such Note to the Trustee's participant account and credit such Note to the participant account of the Offering Agent maintained by DTC and (ii) to debit the settlement account of the Offering Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less such Offering Agent's discount or underwriting commission, as applicable. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (i) the Global Note representing such Note has been issued and authenticated and (ii) the Trustee is pursuant to the Certificate Agreement.

                                     G. In the case of Notes in book-entry form
                                        sold through the Offering Agent, as
                                        agent, the Offering Agent will enter an
                                        SDFS deliver order through DTC's
                                        Participant Terminal System instructing
                                        DTC (i) to debit such Note to the
                                        Offering Agent's participant account and credit such Note to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Offering Agent maintained by DTC in an amount equal to the initial public offering price of such Note.

                                     H. Transfers of funds in accordance with
                                        SDFS deliver orders described in
                                        Settlement Procedures F and G will be
                                        settled in accordance with SDFS
                                        operating procedures in effect on the
                                        Settlement Date.

                                     I. Upon receipt, the Trustee will pay the
                                        Company, by wire transfer of immediately available funds to an account specified by the Company to the Trustee from time to time, the amount transferred to the Trustee in accordance with Settlement Procedure F.

                                     J. The Trustee will send a copy of the
                                        Global Note by first class mail to the
                                        Company together with a statement
                                        setting forth the principal amount of
                                        Notes Outstanding as of the related
                                        Settlement Date after giving effect to
                                        such transaction and all other offers to purchase Notes of which the Company has advised the Trustee but which have not yet been settled.

                                     K. If such Note was sold through the
                                        Offering Agent, as agent, the Offering
                                        Agent will confirm the purchase of such
                                        Note to the investor or other purchaser
                                        either by transmitting to the
                                        Participant with respect to such Note a
                                        confirmation order through DTC's
                                        Participant Terminal System or by
                                        mailing a written confirmation to such
                                        investor or other purchaser.

Settlement Procedures
  Timetable:                         For offers to purchase Notes accepted by
                                     the Company, Settlement Procedures A
                                     through K set forth above shall be
                                     completed as soon as possible following the trade but not later than the respective times (New York City time) set forth below:

                                     SETTLEMENT
                                     PROCEDURE                 TIME
                                     ----------                ----

                                         A          11:00 a.m. on the trade date
                                                    or within one hour following
                                                    the trade

                                         B          12:00 noon on the trade date
                                                    or within one hour following
                                                    the trade
                                         C          No later than the close of
                                                    business on the trade date
                                         D          9:00 a.m. on Settlement Date
                                         E          10:00 a.m. on Settlement
                                                    Date
                                         F-G        No later than 2:00 p.m. on
                                                    Settlement Date
                                         H          4:00 p.m. on Settlement Date
                                         I-J        5:00 p.m. on Settlement Date


                                         Settlement Procedure H is subject to
                                         extension in accordance with any
                                         extension of Fedwire closing deadlines
                                         and in the other events specified in
                                         the SDFS operating procedures in effect
                                         on the Settlement Date.

                                         If settlement of a Note issued in
                                         book-entry form is rescheduled or
                                         canceled, the Trustee will deliver
                                         to DTC, through DTC's Participant
                                         Terminal System, a cancellation
                                         message to such effect by no later than
                                         5:00 p.m., New York City time, on the
                                         Business Day immediately preceding the
                                         scheduled Settlement Date.

Failure to Settle:                       If the Trustee fails to enter an SDFS
                                         deliver order with respect to a Note
                                         issued in book-entry form pursuant to
                                         Settlement Procedure F, the Trustee may
                                         deliver to DTC, through DTC's
                                         Participant Terminal System, as soon as
                                         practicable a withdrawal message
                                         instructing DTC to debit such Note to
                                         the participant account of the Trustee
                                         maintained at DTC.  DTC will process
                                         the withdrawal message, provided that
                                         such participant account contains a
                                         principal amount of the Global Note
                                         representing such Note that is at least
                                         equal to the principal amount to be
                                         debited.  If withdrawal messages are
                                         processed with respect to all the
                                         Notes represented by a Global Note, the
                                         Trustee will mark such Global Note
                                         "canceled", make appropriate entries in
                                         its records and send certification of
                                         destruction of such canceled Global
                                         Note to the Company.  The CUSIP number
                                         assigned to such Global Note shall, in
                                         accordance with CUSIP Service Bureau
                                         procedures, be canceled and not
                                         immediately reassigned.  If withdrawal
                                         messages are processed with respect to
                                         a portion of the Notes represented by
                                         a Global Note, the Trustee will
                                         exchange such Global Note for two
                                         Global Notes, one of which shall
                                         represent the Global Notes for which
                                         withdrawal messages are processed and
                                         shall be canceled immediately after
                                         issuance and the other of which shall
                                         represent the other Notes previously
                                         represented by the surrendered Global
                                         Note and shall bear the CUSIP number of
                                         the surrendered Global Note.

                                         In the case of any Note in book-entry
                                         form sold through the Offering Agent,
                                         as agent, if the purchase price for any
                                         such Note is not timely paid to the
                                         Participants with respect thereto by
                                         the beneficial investor or other
                                         purchaser thereof (or a person,
                                         including an indirect participant in
                                         DTC, acting on behalf of such investor
                                         or other purchaser), such Participants
                                         and, in turn, the related Offering
                                         Agent may enter SDFS deliver orders
                                         through DTC's Participant Terminal
                                         System reversing the orders entered
                                         pursuant to Settlement

                                         Procedures F and G, respectively.
                                         Thereafter, the Trustee will deliver
                                         the withdrawal message and take the
                                         related actions described in the
                                         preceding paragraph. If such failure
                                         shall have occurred for any reason
                                         other than default by the applicable
                                         Offering Agent to perform its
                                         obligations hereunder or under the
                                         Selling Agency Agreement, the
                                         Company will reimburse such Offering
                                         Agent on an equitable basis for its
                                         reasonable loss of the use of funds
                                         during the period when the funds were
                                         credited to the account of the Company.

                                         Notwithstanding the foregoing, upon
                                         any failure to settle with respect to
                                         a Note in book-entry form, DTC may take
                                         any actions in accordance with its SDFS
                                         operating procedures then in effect. In
                                         the event of a failure to settle with
                                         respect to a Note that was to have been
                                         represented by a Global Note also
                                         representing other Notes, the
                                         Trustee will provide, in accordance
                                         with Settlement Procedure D, for the
                                         authentication and issuance of a Global
                                         Note representing such remaining Notes
                                         and will make appropriate entries in
                                         its records.


                  PART III: PROCEDURES FOR CERTIFICATED NOTES


Denominations:                           Unless otherwise provided in the
                                         applicable Pricing Supplement, the
                                         Certificated Notes will be issued in
                                         denominations of $1,000 and integral
                                         multiples thereof.

Payments of Principal,
  Premium, if any,
  and Interest:                          Upon presentment and delivery of the
                                         Certificated Note, the Trustee upon
                                         receipt of immediately available funds
                                         from the Company will pay the principal
                                         of, premium, if any, and interest on,
                                         each Certificated Note on the Maturity
                                         Date in immediately available funds.
                                         All interest payments on a Certificated
                                         Note, other than interest due on the
                                         Maturity Date, will be made by check
                                         mailed to the address of the person
                                         entitled thereto as such address shall
                                         appear in the Security Register;
                                         provided, however, that Holders of
                                         $10,000,000 or more in aggregate
                                         principal amount of Certificated Notes
                                         (whether having identical or different
                                         terms and provisions) shall be entitled
                                         to receive such interest payments by
                                         wire transfer of immediately available
                                         funds if appropriate wire transfer
                                         instructions have been received in
                                         writing by the Trustee not less than 15
                                         calendar days prior to the applicable
                                         Interest Payment Date.

                                         The Trustee will provide monthly to the
                                         Company a list of the principal,
                                         premium, if any, and interest to be
                                         paid on Certificated Notes maturing in
                                         the next succeeding month. The Trustee
                                         will be responsible for withholding
                                         taxes on interest paid as required by
                                         applicable law.

                                         Certificated Notes presented to the
                                         Trustee on the Maturity Date for
                                         payment will be canceled by the
                                         Trustee. All canceled Certificated
                                         Notes held by the Trustee shall be
                                         destroyed, and the Trustee shall
                                         furnish to the Company a certificate
                                         with respect to such destruction.

Settlement
  Procedures:                            Settlement Procedures with regard to
                                         each Certificated Note purchased by an
                                         Agent, as principal, or through an
                                         Agent, as agent, shall be as follows:


                                         A. The Offering Agent will advise the
                                            Company by telephone, confirmed by
                                            facsimile, of the following
                                            Settlement information with regard
                                            to each Certificated Note:

                                            1. Exact name in which the
                                               Certificated Note(s) is to be
                                               registered (the "Registered
                                               Owner").

                                            2. Exact address or addresses of the
                                               Registered Owner for delivery,
                                               notices and payments of
                                               principal, premium, if any, and
                                               interest.

                                            3. Taxpayer identification number of
                                               the Registered Owner.

                                            4. Principal amount, Authorized
                                               Denomination and Specified
                                               Currency.

                                            5. Exchange Rate Agent, if any.

                                            6. (a) Fixed Rate Notes:

                                                     (i) Interest Rate.

                                                    (ii) Interest Payment Dates.

                                                   (iii) Whether such Note is
                                                         being issued with
                                                         Original Issue Discount
                                                         and, if so, the terms
                                                         thereof.

                                               (b) Floating Rate Notes:

                                                     (i) Interest Category.

                                                    (ii) Interest Rate Basis or
                                                         Bases.

                                                   (iii) Initial Interest Rate.

                                                   (iv)  Spread and/or Spread
                                                         Multiplier, if any.

                                                    (v)  Initial Interest Reset
                                                         Date and Interest Reset
                                                         Dates.

                                                   (vi)  Interest Payment Dates.

                                                  (vii)  Index Maturity, if any.

                                                 (viii)  Maximum and/or Minimum
                                                         Interest Rates, if any.

                                                   (ix)  Day Count Convention.

                                                    (x)  Calculation Agent.

                                            7. Price to public of such
                                               Certificated Note (or whether
                                               such Note is being offered at
                                               varying prices relating to
                                               prevailing market prices at time
                                               of resale as determined by the
                                               Offering Agent).

                                            8. Trade Date.

                                            9. Settlement Date (Original Issue
                                               Date).

                                           10. Stated Maturity Date.

                                           11. Redemption provisions, if any.

                                           12. Repayment provisions, if any.

                                           13. Default Rate, if any.

                                           14. Net proceeds to the Company.

                                           15. The Offering Agent's discount or
                                               commission.

                                           16. Whether such Note is being sold
                                               to the Offering Agent as
                                               principal or to an investor or
                                               other purchaser through the
                                               Offering Agent acting as agent
                                               for the Company.

                                           17. Such other information specified
                                               with respect to such Note
                                               (whether by Addendum or
                                               otherwise).

                                         B. After receiving such settlement
                                            information from the Offering Agent,
                                            the Company will advise the Trustee
                                            of the above settlement information
                                            by facsimile transmission confirmed
                                            by telephone. The Company will cause
                                            the Trustee to complete,
                                            authenticate and deliver the
                                            Certificated Note.

                                         C. The Trustee will complete the
                                            Certificated Note in the form
                                            approved by the Company and the
                                            Offering Agent, and will make three
                                            copies thereof (herein called "Stub
                                            1", "Stub 2" and "Stub 3"):

                                            1. Certificated Note with the
                                               Offering Agent's confirmation, if
                                               traded on a principal basis, or
                                               the Offering Agent's customer
                                               confirmation, if traded on an
                                               agency basis.

                                            2. Stub 1 for Trustee.

                                            3. Stub 2 for Offering Agent.

                                            4. Stub 3 for the Company.

                                         D. With respect to each trade, the
                                            Trustee will deliver the
                                            Certificated Note and Stub 2 thereof
                                            to the Offering Agent at the
                                            following applicable address:
                                            Merrill Lynch, Pierce, Fenner &
                                            Smith Incorporated, Merrill Lynch
                                            Money Markets Clearance, 55 Water
                                            Street, Third Floor, N.S.C.C.
                                            Window, New York, New York 10041,
                                            Attention: Al Mitchell, (212)
                                            558-2405, telecopier: (212)
                                            558-2457; if to Citicorp Securities,
                                            Inc., 20 Exchange Place, Level C,
                                            Window 2, New York, New York 10043,
                                            Attention: Anton Kincaid, (212)
                                            825-6732, telecopier (212) 825-6723;
                                            if to J.P. Morgan Securities Inc.,
                                            c/o National Securities Clearing
                                            Corporation, 55 Water Street, Plaza
                                            Level, New York, New York 10005,
                                            Attention: Bill Davis (212)
                                            648- 4105, telecopier (212)
                                            648-5098; and, if to Salomon
                                            Brothers Inc, Bank of New York, 1
                                            Wall Street, New York, New York
                                            10005, Attention: Dealer Clearance,
                                            3rd Floor. The Trustee will keep
                                            Stub 1. The Offering Agent will
                                            acknowledge receipt of the
                                            Certificated Note through a broker's
                                            receipt and will keep Stub 2.
                                            Delivery of the Certificated Note
                                            will be made only against such
                                            acknowledgment of receipt. Upon
                                            determination that the Certificated
                                            Note has been authorized, delivered
                                            and completed as aforementioned,
                                            the Offering Agent will wire the net
                                            proceeds of the Certificated Note
                                            after deduction of its applicable
                                            commission to the Company pursuant
                                            to standard wire instructions given
                                            by the Company.

                                         E. In the case of a Certificated Note
                                            sold through the Offering Agent, as
                                            agent, the Offering Agent will
                                            deliver such Certificated Note (with
                                            the confirmation) to the purchaser
                                            against payment in immediately
                                            available funds.

                                         F. The Trustee will send Stub 3 to the
                                            Company.

Settlement
  Procedures
  Timetable:                             For offers to purchase Certificated
                                         Notes accepted by the Company,
                                         Settlement Procedures A through F set
                                         forth above shall be completed as soon
                                         as possible following the trade but not
                                         later than the respective times (New
                                         York City time) set forth below:

                                         SETTLEMENT
                                         PROCEDURE           TIME
                                         ---------           -----
                                             A      11:00 a.m. on the trade
                                                    date or within one hour
                                                    following the trade
                                             B      12:00 noon on the trade
                                                    date or within one hour
                                                    following the trade
                                             C-D    2:15 p.m. on Settlement Date
                                             E      3:00 p.m. on Settlement Date
                                             F      5:00 p.m. on Settlement Date

Failure to Settle:                       In the case of Certificated Notes sold
                                         through the Offering Agent, as agent,
                                         if an investor or other purchaser of a
                                         Certificated Note from the Company
                                         shall either fail to accept delivery of
                                         or make payment
                                         for such Certificated Note on the date
                                         fixed for settlement, the Offering
                                         Agent will forthwith notify the Trustee
                                         and the Company by telephone, confirmed
                                         in writing, and return such
                                         Certificated Note to the Trustee.

                                         The Trustee, upon receipt of such
                                         Certificated Note from the Offering
                                         Agent, will immediately advise the
                                         Company and the Company will promptly
                                         arrange to credit the account of the
                                         Offering Agent in an amount of
                                         immediately available funds equal to
                                         the amount previously paid to the
                                         Company by such Offering Agent in
                                         settlement for such Certificated Note.
                                         Such credits will be made on the
                                         Settlement Date if possible, and in any
                                         event not later than the Business Day
                                         following the Settlement Date; provided
                                         that the Company has received notice on
                                         the same day. If such failure shall
                                         have occurred for any reason other than
                                         failure by such Offering Agent to
                                         perform its obligations hereunder or
                                         under the Selling Agency Agreement,
                                         the Company will reimburse such
                                         Offering Agent on an equitable basis
                                         for its reasonable loss of the use of
                                         funds during the period when the funds
                                         were credited to the account of the
                                         Company. Immediately upon receipt of
                                         the Certificated Note in respect of
                                         which the failure occurred, the Trustee
                                         will cancel and destroy such
                                         Certificated Note, make appropriate
                                         entries in its records to reflect the
                                         fact that such Certificated Note was
                                         never issued, and accordingly notify in
                                         writing the Company.

                                                                       EXHIBIT B



                                 TRIBUNE COMPANY
                             [Description of Notes]
                                 TERMS AGREEMENT


                 [       ], 199_



Tribune Company
435 North Michigan Avenue
Chicago, Illinois  60611
Attention:  David J. Granat
            Vice President and Treasurer

     Subject in all respects to the terms and conditions of the Selling Agency Agreement (the "Agreement") dated January 14, 1997, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citicorp Securities, Inc., J.P. Morgan Securities Inc. and Salomon Brothers Inc and you, the undersigned agrees to purchase the following Notes of TRIBUNE COMPANY:

Specified Currency:

Aggregate Principal Amount:

Interest Rate:

Date of Maturity:

Interest Payment Dates:

Regular Record Dates:

Purchase Price:                     % of Principal Amount

Purchase Date and Time:

Place for Delivery of Notes
and Payment Therefor:

Method of Payment:

Other Terms:


Modification, if any, in
the requirements to
deliver the documents
specified in Section 6(b)
of the Agreement:

Period during which additional
Notes may not be sold pursuant
to Section 4(1) of the Agreement:

                                            [PURCHASER]

                                            By: _______________________________
                                               Title:


Accepted:

TRIBUNE COMPANY


By: _______________________________
    Title:






                                       B-2